SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

INDUSTRIAL DISTRIBUTION GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

INDUSTRIAL DISTRIBUTION GROUP, INC.

March 31, 2004

To Our Stockholders:

      On behalf of the Board of Directors and management of Industrial Distribution Group, Inc., I cordially invite you to the Annual Meeting of Stockholders to be held on Wednesday, April 28, 2004, at 1:00 p.m., Eastern Time, at 950 East Paces Ferry Road, Suite 1575, Atlanta, Georgia.

      At the Annual Meeting, stockholders will be asked to elect two directors of the Company, the nominees for which are currently directors of the Company. Information about the nominees and certain other matters is contained in the accompanying Proxy Statement. A copy of the Company’s 2003 Annual Report to Stockholders, which contains financial statements and other important information about the Company’s business, is also enclosed.

      It is important that your shares of stock be represented at the meeting, regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking the enclosed proxy card. Please complete, sign, date and return the proxy card in the enclosed envelope, whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at that time.

      I hope you are able to attend and look forward to seeing you.

Sincerely,

Andrew B. Shearer
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 28, 2004
PROXY STATEMENT
VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
ELECTION OF DIRECTORS (Item Number 1 on the Proxy Card)
CORPORATE GOVERNANCE MATTERS
EXECUTIVE COMPENSATION
EQUITY COMPENSATION AWARDS
CERTAIN TRANSACTIONS
REPORT OF COMPENSATION COMMITTEE
REPORT OF AUDIT COMMITTEE
STOCK PERFORMANCE GRAPH
INDEPENDENT AUDITORS
STOCKHOLDERS’ PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS

INDUSTRIAL DISTRIBUTION GROUP, INC.

950 EAST PACES FERRY ROAD
SUITE 1575
ATLANTA, GEORGIA 30326

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 28, 2004

To the Stockholders of
Industrial Distribution Group, Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders of Industrial Distribution Group, Inc. will be held at 1:00 p.m., Eastern Time, Wednesday, April 28, 2004, at 950 East Paces Ferry Road, Suite 1575, Atlanta, Georgia for the following purposes:

1. To elect two directors to the Board of Directors to serve until their term has expired and until their successors, if there are to be any, are elected and qualified.

2. To consider such other matters as may properly come before the meeting and any adjournment or postponement thereof.

      Only stockholders of record on March 1, 2004, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement.

BY ORDER OF THE BOARD OF DIRECTORS,

Jack P. Healey
Secretary

March 31, 2004

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN, DATE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED BUSINESS REPLY ENVELOPE. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE ANNUAL MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

INDUSTRIAL DISTRIBUTION GROUP, INC.

PROXY STATEMENT
Dated March 31, 2004
For the Annual Meeting of Stockholders
To be Held April 28, 2004

      This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Industrial Distribution Group, Inc. (“IDG” or the “Company”) for use at IDG’s 2004 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Wednesday, April 28, 2004, including any postponement, adjournment, or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. Management intends to mail this Proxy Statement and the accompanying form of proxy to stockholders on or about March 31, 2004.

      Only stockholders of record at the close of business on March 1, 2004 (the “Record Date”), are entitled to notice of and to vote in person or by proxy at the Annual Meeting. As of the Record Date, there were 9,190,848 shares of common stock, $.01 par value per share (“Common Stock”), of IDG outstanding and entitled to vote at the Annual Meeting. The presence of a majority of such shares is required, in person or by proxy, to constitute a quorum for the conduct of business at the Annual Meeting. Each share is entitled to one vote on any matter submitted for vote by the stockholders. The vote required for approval of each matter submitted to the stockholders is described with the discussion of that matter in this Proxy Statement.

      Proxies in the accompanying form, duly executed and returned to the management of the Company, and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by delivery of a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

      Proxies that are executed, but that do not contain any specific instructions, will be voted for the election of the two nominees for directors specified herein, and, in the discretion of the persons appointed as proxies, on any other matter that may properly come before the Annual Meeting or any postponement, adjournment, or adjournments thereof, including any vote to postpone or adjourn the Annual Meeting.

      A copy of the Company’s 2003 Annual Report to Stockholders (including substantive excerpts from the Company’s Annual Report on Form 10-K) is being furnished herewith to each stockholder of record as of the close of business on the Record Date. Additional copies of the 2003 Annual Report to Stockholders will be provided free of charge upon written request to:

Industrial Distribution Group, Inc.

950 East Paces Ferry Road
Suite 1575
Atlanta, Georgia 30326
Attn.: Investor Relations Department

      If the person requesting the Annual Report was not a stockholder of record on the Record Date, the request must include a representation that the person was a beneficial owner of Common Stock on that date. Copies of any exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 will also be furnished on request and upon payment of the Company’s expenses in furnishing the exhibits.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

      The following table sets forth the information concerning the beneficial ownership of Common Stock, which is the only class of voting stock of the Company, at February 16, 2004, by (1) each person known to the Company to beneficially own more than 5% of the Common Stock, (2) each director, nominee for director, and designated highly compensated executive officer, and (3) all directors and executive officers of the Company as a group. Unless otherwise indicated below, the persons named below had sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them.

	Shares Beneficially
Name of Beneficial Owner	Owned	Percent(1)

Dimensional Fund Advisors, Inc.(2)	533,750	5.8%
Gabelli Funds, LLC(3)
GAMCO Investors, Inc.(3)	450,000	4.9%
Andrew B. Shearer(4)	652,388	7.0%
Thomas W. Aldridge, Jr.(5)	48,623	*
Martin C. Burkland(6)	198,473	2.2%
Jack P. Healey(7)	76,143	*
John R. Kramer(8)	20,000	*
Charles A. Lingenfelter(9)	117,770	1.3%
David K. Barth(10)	59,400	*
William J. Burkland(11)	276,175	3.0%
William R. Fenoglio(12)	29,334	*
William T. Parr(13)	25,534	*
George L. Sachs, Jr.(14)	105,567	1.1%
Richard M. Seigel(15)	82,334	*
All Directors and Executive Officers as a Group (12 persons)(16)	1,691,741	18.4%

*	Denotes less than 1%.

(1)	The percentages shown are based on 9,190,848 shares of Common Stock outstanding on February 16, 2004 plus, as to each person and group listed, the number of shares of Common Stock deemed owned by such holder pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), assuming the exercise of options held by such holder that are exercisable within 60 days of February 16, 2004.
(2)	The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. The listed owner has filed a Schedule 13G with the Commission and claims voting and investment power with respect to all 533,750 shares.
(3)	The address of Gabelli Funds, LLC and GAMCO Investors, Inc. is One Corporate Center, Rye, New York 10580. The listed owners are affiliated with each other and therefore the aggregate number of shares listed above could be voted together. Specifically, both entities are wholly owned subsidiaries of Gabelli Asset Management, Inc. The listed owners have filed a Schedule 13D with the Commission but do not admit that they constitute a group.
(4)	Includes 20,000 shares that are restricted. Includes 99,556 shares subject to exercisable options. The address for Mr. Shearer is 950 E. Paces Ferry Rd, Ste 1575, Atlanta, GA 30326.
(5)	Includes 10,000 shares that are restricted. Includes 31,667 shares subject to exercisable options.
(6)	Includes 10,000 shares that are restricted. Includes 17,155 shares subject to exercisable options, and 200 shares held by Mr. Burkland as custodian for his two minor children.
(7)	Includes 10,000 shares that are restricted. Includes 31,289 shares subject to exercisable options.
(8)	Includes 10,000 shares that are restricted. Includes 10,000 shares subject to exercisable options.
(9)	Includes 10,000 shares that are restricted. Includes 32,112 shares subject to exercisable options.

(10)	Includes 23,334 shares subject to exercisable options. Does not include an aggregate of 9,000 shares owned by Mr. Barth’s adult children, with respect to which Mr. Barth disclaims beneficial ownership.
(11)	Includes an aggregate of 300 shares held by Mr. Burkland as custodian for his three minor children and 29,334 shares subject to exercisable options. Does not include an aggregate of 28,966 shares owned by

Mr. Burkland’s wife, with respect to which Mr. Burkland disclaims beneficial ownership. Includes an aggregate of 111,432 shares owned by the Charles T. Burkland Trust and Mary Joan Burkland Trust, each of which Mr. Burkland is a trustee, with respect to which Mr. Burkland disclaims beneficial ownership.
(12)	Includes 23,334 shares subject to exercisable options.
(13)	Includes 23,334 shares subject to exercisable options. Does not include an aggregate of 1,200 shares owned by Mr. Parr’s wife, with respect to which Mr. Parr disclaims beneficial ownership.
(14)	Includes 33,334 shares subject to exercisable options.
(15)	Includes 48,334 shares subject to exercisable options.
(16)	Includes an aggregate of 70,000 shares that are restricted. Includes an aggregate of 402,783 shares subject to exercisable options that are held by the persons in the group.

ELECTION OF DIRECTORS

(Item Number 1 on the Proxy Card)

      The Bylaws of IDG provide that the Board of Directors shall consist of not less than three nor more than fifteen directors, with the exact number being set from time to time by the Board. The Board presently consists of seven directors, each of whom serves until the expiration of his term and until his successor, if there is to be one, is elected and qualified.

      The Board of Directors is divided into three classes as equal in number as possible. The terms of service of each class is staggered so that each director serves a three-year term. Two directors are to be elected at the 2004 Annual Meeting of Stockholders to serve in Class III, which will have a term expiring in 2007. Each of the nominees is listed below and is presently serving as a director of the Company.

      Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock entitled to vote for the election of directors at a meeting at which a quorum is present. A quorum will be present for the Annual Meeting when the holders of a majority of the shares outstanding on the Record Date are present in person or by proxy. An abstention and a broker non-vote are included in determining whether a quorum is present, but will not affect the outcome of the vote for the election of directors. Unless otherwise indicated on a proxy, all duly executed proxies granted by the holders of Common Stock will be voted individually at the Annual Meeting for the election of each nominee. Each nominee has indicated that he will serve if elected, but if the situation should arise that either nominee is no longer able or willing to serve, the proxy may be voted for the election of such other person as may be designated by the Board of Directors. Information with respect to each nominee, including biographical information for at least the last five years, is set forth below.

Nominees for Election Whose Terms Will Expire in 2007 (Class III)

Chairman of the Board

Richard M. Seigel	IDG

      Mr. Seigel, age 58, became Chairman of the Board in March 1999, and served as President and Acting Chief Executive Officer of the Company from March 1999 to November 1999. Mr. Seigel is the retired former Chairman and Chief Executive Officer of SYSCO Food Services of Los Angeles, a subsidiary of SYSCO Corporation, with which he held the position of Senior Vice President Foodservice Operations. Prior to that, Mr. Seigel was President of Continental Foodservice Company, a national distributor of foodservice products. Mr. Seigel is the Chairman of the Executive and Nominating and Corporate Governance Committees, and he serves as a member of the Audit and Compensation Committees of the Board of Directors. Mr. Seigel is considered an independent director in accordance with our Corporate Governance Guidelines.

President and Chief Executive Officer

Andrew B. Shearer	IDG

      Mr. Shearer, age 40, became President and Chief Executive Officer of the Company in August 2001. Mr. Shearer had served since 1991 as the President of the IDG York business unit, formerly Shearer Industrial Supply Co. (“Shearer”), one of the companies that founded the Company in 1997. Mr. Shearer is a member of the Executive Committee of the Board of Directors. Mr. Shearer is considered an inside director because of his employment as a senior executive with the Company.

Continuing Directors

      Information with respect to each continuing director, including biographical information for at least the last five years, is set forth below:

Directors Whose Terms Will Expire in 2005 (Class I)

President (Retired)

George L. Sachs, Jr.	IDG St. Louis

      Mr. Sachs, age 62, is retired from the Company. Mr. Sachs served from 1978 through 2001, when he retired, as the President of the IDG St. Louis business unit, formerly Tri-Star Industrial Supply, Inc. (“Tri-Star”), one of the companies that founded the Company in 1997. He served as Tri-Star’s Vice President-Finance from 1978 to 1985. Prior to joining Tri-Star, Mr. Sachs served as an Audit Manager for Arthur Andersen & Co. from 1968 to 1978.

President (Retired)

David K. Barth	Barth Smith Company

      Mr. Barth, age 60, is retired and a member of the faculty of the Lake Forest Graduate School of Business. He is the past President of Barth Smith Company, an investment and management consulting firm, which he founded in 1991 and which assisted the Company with its formation in 1997. Prior to that time, he served as Vice President, Planning and Development, from 1985 to 1990, and Treasurer, from 1979 to 1984, of W.W. Grainger, Inc., a national distributor of maintenance, repair, and operating supplies and related information to commercial, industrial, contractor, and institutional customers. Mr. Barth is the Chairman of the Compensation Committee and serves as a member of the Executive, Nominating and Corporate Governance, and Audit Committees of the Board of Directors.

Directors Whose Terms Will Expire in 2006 (Class II)

Vice President

William J. Burkland	IDG (Northwest Region)

      Mr. Burkland, age 42, has served since 1994 as a Vice President of the Company serving in the Northwest region, formerly B&J Industrial Supply Company (“B&J”), one of the companies that founded the Company in 1997. Prior to becoming Vice President of B&J, Mr. Burkland held various positions with B&J from the time he joined in 1986.

Chief Executive Officer (Retired)

William R. Fenoglio	Augat, Inc.

      Mr. Fenoglio, age 64, served as the President and Chief Executive Officer of Augat, Inc., a manufacturer of connector products, from 1994 to 1996. Prior to that time, Mr. Fenoglio served as President and Chief Executive Officer, from 1991 to 1994, and Chief Operating Officer, from 1985 to 1991, of Barnes Group, Inc., a diversified manufacturer and distributor, which owns Bowman Distribution Company. From 1961 to 1984, Mr. Fenoglio was employed by General Electric Corporation and served as the Vice President and General Manager of the Component Motor Division from 1981 to 1984. Mr. Fenoglio is currently a director of Standex

International, Inc. (NYSE: SXI). Mr. Fenoglio is Chairman of the Audit Committee and serves as a member of the Executive, Nominating and Corporate Governance, and Compensation Committees of the Board of Directors.

Vice Chairman

William T. Parr	J. Smith Lanier & Co.

      Mr. Parr, age 67, has served as Vice Chairman and a director of J. Smith Lanier & Co., an insurance placement company, since 1980. Mr. Parr is a member of the Executive, Nominating and Corporate Governance, Audit, and Compensation Committees of the Board of Directors.

Meetings and Committees of the Board

      The Board of Directors of the Company meets on a regular basis to supervise, review, and direct the business and affairs of the Company. During the Company’s 2003 fiscal year, the Board held five meetings. The Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee to which it has assigned certain responsibilities in connection with the governance and management of the Company’s affairs. Each of the directors attended all of the Board meetings and meetings of committees on which he served, during fiscal year 2003.

      The Board has determined that a majority of the members of the Board of Directors are “independent” as defined under applicable federal securities laws and the recently revised NYSE Listing Standards. Mssrs. Barth, Fenoglio, Parr and Seigel are “independent” directors.

      Executive Committee. The Executive Committee, pursuant to authority delegated by the Board, from time to time considers certain matters in lieu of convening a meeting of the full Board, subject to any restrictions in applicable law related to the delegation of certain powers to a committee of the Board. Messrs. Barth, Fenoglio, Parr, Shearer, and Seigel currently comprise the members of the Executive Committee. The Committee meets without, Mr. Shearer who is a member of management, at least twice a year. The Executive Committee held two meetings during fiscal 2003.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was established on February 26, 2003 to assist the Board in identifying qualified individuals to become members of the Board, maintain oversight over the compensation and effectiveness of the Board and its standing committees, consult with management and the Board on senior executive continuity and organizational matters, and develop and recommend to the Board a set of corporate guidelines. In addition, on an annual basis, the Committee receives comments from all directors and provides an assessment, based on the comments, of the Board’s performance to the Board. Messrs. Barth, Fenoglio, Parr, and Seigel comprise the members of this committee, and all are independent in accordance with the current NYSE Listing Standards. The Nominating and Corporate Governance Committee held one meeting during fiscal 2003. A copy of the Nominating and Corporate Governance Charter can be found on the Company’s website (www.idglink.com). A copy can also be obtained upon request from the Company’s Corporate Secretary.

      Audit Committee. The Audit Committee recommends the appointment of independent auditors, reviews the scope of audits proposed by the independent auditors, reviews audit reports on various aspects of corporate operations, and periodically consults with the independent auditors on matters relating to internal financial controls and procedures. Messrs. Barth, Fenoglio, Parr, and Seigel comprised the members of the Audit Committee in 2003, and all are independent as defined by the current NYSE listing standards. The Company’s Board of Directors has determined that Messrs. Barth, Fenoglio, and Seigel qualify as “audit committee financial experts.” The Audit Committee held four meetings during fiscal 2003.

      Compensation Committee. The Compensation Committee is responsible for the review and approval of compensation of senior management, the review of management recommendations relating to incentive compensation plans, and the administration of the Company’s stock option and stock purchase plans. Messrs. Barth, Fenoglio, Parr, and Seigel comprise the members of the Compensation Committee. The

Compensation Committee held five meetings during fiscal 2003. Messrs. Fenoglio and Seigel comprise the members of a subcommittee of the Compensation Committee to act with respect to certain matters of compensation to the Company’s most highly compensated executive officers in order to comply with requirements of Section 162(m) of the Internal Revenue Code.

Directors’ Compensation

      The Company pays its outside directors an annual fee of $20,000, payable quarterly, and an additional $15,000 annually to its non-executive Chairman of the Board. The Company also pays each director $1,000 for each meeting attended in person, reimburses all directors for their travel and other expenses incurred in connection with attending Board or Committee meetings, and also reimburses its outside directors for actual expenses otherwise incurred in performing their duties. The Company also pays certain health insurance costs for Messrs. Barth, Fenoglio, Parr, Sachs and Seigel; such costs totaled approximately $87,100 for 2003. During fiscal 2003, the Company granted options to purchase an aggregate of 25,000 shares of Common Stock pursuant to the Stock Incentive Plan. All of the recipients were non-management directors of the Company. The options vest ratably over a three-year period and are expensed in accordance with SFAS No. 123, “Accounting for Stock-Based Compensation.”

CORPORATE GOVERNANCE MATTERS

Director Nominations

      In February 2003, the Board enhanced its Corporate Governance Guidelines (“Guidelines”). The Guidelines adopted by the Board met or exceed the new listing standards adopted during the year by the New York Stock Exchange. The portion of the Guidelines addressing director independence is attached to this proxy statement as Annex A, and the full text of the Guidelines can be found on the Company’s website (www.idglink.com). A copy may also be obtained upon request from the Company’s Corporate Secretary.

      Pursuant to the Guidelines, the Board undertook its annual review of director independence in February 2004. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Transactions” below. The Board also examined transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates. As provided in the Guidelines, the purpose of this review was to determine whether any relationships or transactions were inconsistent with a determination that the director is independent.

      The Corporate Governance and Nominating Committee will consider candidates for Board membership who are suggested by its members and other Board members as well as management and stockholders. The Committee may also retain a third-party executive search firm to identify candidates, if it believes such a search is warranted. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary at the Company’s corporate headquarters no later than November 30, 2004 in writing with whatever supporting material the stockholder considers appropriate for consideration at the 2005 Annual Meeting of Stockholders. The procedures to be followed by the Committee, and the factors it considers in evaluating a prospective candidate and the needs of the Company, are set forth in the Guidelines.

Stockholder Communications

      Communications that stockholders wish to send to the Board of Directors can be mailed to the attention of the Secretary of the Company at 950 East Paces Ferry Road, NE, Suite 1575, Atlanta, Georgia 30326. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The communication will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is hostile, threatening, illegal or similarly inappropriate.

Code of Ethics

      The Company has adopted a code of ethics that applies to its Directors, Chief Executive Officer, Chief Financial Officer, all Regional Presidents (including those regional presidents who are Named Executive Officers), all regional controllers, and other senior executives of the Company as the Company’s management deems appropriate. A copy of the code of ethics can be found on the Company’s website (www.idglink.com). A copy can also be obtained upon request from the Company’s Corporate Secretary.

Section 16(a) Beneficial Ownership Compliance Reporting

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of Common Stock and other equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that all of the filings required during fiscal year 2003 by executive officers and directors were timely made, other than Form 4 filings for options grants by Messrs. Barth, Fenoglio, Parr, and Seigel.

EXECUTIVE COMPENSATION

      The following table sets forth the total compensation accrued or paid by the Company, for services rendered, to the Company’s Chief Executive Officer and each of the Company’s four other most highly compensated executive officers (the “Named Executive Officers”) for the year ended December 31, 2003 and the prior two years, if applicable.

Summary Compensation Table

								Long Term Compensation

								Awards
	Annual Compensation
								Restricted	Securities
	Fiscal					Other Annual		Stock	Underlying	All Other
Name and Principal Position(s)	Year	Salary		Bonus		Compensation		Award(s)(1)	Options/SARs(#)	Compensation(2)

Andrew B. Shearer	2003	$250,000		$188,023		—		—	—	$4,422
President and Chief	2002	$233,333	(4)	$145,833	(5)	$59,258	(6)	$62,400	—	$2,323
Executive Officer(3)	2001	$175,000	(4)	$36,000		—		—	111,833	$1,567
Jack P. Healey	2003	$215,000		$129,753		—		—	—	$4,613
Senior Vice President,	2002	$208,333	(7)	$86,000		—		$31,200	30,000	$15,935
Chief Financial Officer	2001	$209,167	(7)	—		—		—	16,933	$3,765
and Secretary
Thomas W. Aldridge, Jr.	2003	$215,000		$129,753		—		—	—	$6,141
Senior Vice President	2002	$208,333	(8)	$86,000		—		$31,200	30,000	$9,549
	2001	$209,167	(8)	—		—		—	10,000	$7,085
John R. Kramer	2003	$175,000		$22,703	(10)	$33,603	(11)	—	—	$1,643
President	2002	$27,587		—		—		$31,200	30,000	$3,162
(Midwest region)(9)
Charles A. Lingenfelter	2003	$200,000		$393,000		—		—	—	$9,021
President	2002	$186,667	(13)	$313,500		$43,470	(14)	$31,200	30,000	$2,250
(Southern region)(12)

(1)	As of December 31, 2003, Mr. Shearer held an aggregate of 20,000 restricted shares of Common stock with a value of $111,200 and Messrs. Healey, Aldridge, Lingenfelter, and Kramer each held 10,000 restricted shares of the Common Stock with a value of $55,600. All shares are subject to forfeiture if the individual ceases to be employed by the Company. The forfeiture provisions lapse on all shares on the third anniversary of the grant date. Although no dividends are expected to be declared on the Common

Stock, if the Company does declare and pay any dividends on its Common Stock in the future, such dividends will be paid on the Common Stock to the executives referred to above.
(2)	Amounts represent disability and health insurance premium payments.
(3)	Mr. Shearer became President and Chief Executive Officer of the Company in August 2001. Prior to that time, Mr. Shearer served as President of the Company’s York business unit.
(4)	Mr. Shearer earns a base salary of $250,000; however, from August 15, 2001 to August 31, 2002, Mr. Shearer voluntarily reduced his salary to $225,000 due to economic conditions and their effect on the Company. Effective January 1, 2004, Mr. Shearer’s salary was raised to $300,000.
(5)	Mr. Shearer’s annual bonus earned for the year ended December 31, 2002 was $125,000. In addition, he received a bonus of $20,833 related to his relocation.
(6)	Mr. Shearer received expenses in 2002 related to his relocation.
(7)	Mr. Healey earns a base salary of $215,000; however, from June 1, 2001 to August 31, 2002, Mr. Healey voluntarily reduced his salary to $205,000 due to economic conditions and their effect on the Company. Effective January 1, 2004, Mr. Healey’s salary was raised to $250,000.
(8)	Mr. Aldridge earns a base salary of $215,000; however from June 1, 2001 to August 31, 2002, Mr. Aldridge voluntarily reduced his salary to $205,000 due to economic conditions and their effect on the Company.
(9)	Mr. Kramer joined IDG as President of the Midwest region in November 2002.

(10)	Mr. Kramer’s annual bonus earned for the year ended December 31, 2003 was $8,120. In addition, he received a bonus of $14,583 related to his relocation.
(11)	Mr. Kramer received expenses in 2003 related to his relocation.
(12)	Mr. Lingenfelter became the President of the Southern region in January 2002. Prior to that time, Mr. Lingenfelter served as President of the Company’s Charlotte business unit.
(13)	Mr. Lingenfelter earns a base salary of $200,000; however, from June 1, 2001 to August 31, 2002, Mr. Lingenfelter voluntarily reduced his salary to $180,000 due to economic conditions and their effect on the Company.
(14)	Mr. Lingenfelter received expenses in 2002 related to his relocation.

      The following table sets forth the fiscal year-end value of unexercised options held by the Named Executive Officers at the end of fiscal 2003. There were no stock options granted in 2003 to Named Executive Officers.

Fiscal Year-End Option Values

	No. of Securities Underlying		Value of Unexercised
	Unexercised Options at		In-the-Money Options
	Fiscal Year End		At Fiscal Year End(1)

	Exercisable	Unexercisable	Exercisable	Unexercisable

Andrew B. Shearer	99,556	37,277	$283,664	$141,828
Jack P. Healey	31,289	25,644	66,847	70,021
Thomas W. Aldridge, Jr.	31,667	23,333	49,468	61,332
John R. Kramer	10,000	20,000	27,200	54,400
Charles A. Lingenfelter	32,112	25,055	62,421	67,807

(1)	As required by the rules of the Securities and Exchange Commission, the value of unexercised in-the-money options is calculated based on the closing sale price of the Company’s Common Stock on the New York Stock Exchange (“NYSE”) as of the last business day of its fiscal year, December 31, 2003, which was $5.56 per share.

EQUITY COMPENSATION AWARDS

      The following table gives information about equity compensation awards under the Company’s Stock Incentive Plan, Employee Stock Purchase Plan, and Management Incentive Program as of December 31, 2003.

	(a)	(b)	(c)

			Number of securities
		Weighted-average	remaining available for
	Number of securities to be	exercise price of	future issuance under
	issued upon exercise of	outstanding	equity compensation plans
	outstanding options,	options, warrants,	[excluding securities
Plan Category	warrants, and rights	and rights	reflected in column (a)]

Equity compensation plans approved by stockholders	1,026,336	$4.45	558,148 (1)
Equity compensation plans not approved by stockholders	80,000	$3.09	0
Total	1,106,336	$4.35	558,148

(1)	Includes 180,052 shares available for grant under the Stock Incentive Plan, 171,742 shares available for grant under the Employee Stock Purchase Plan, and 206,354 shares available for grant under the Management Incentive Program, in each case as of December 31, 2003.

Non-Stockholder Approved Equity Arrangements

      In 2002, the Company entered into individual restricted stock agreements with its Chief Executive Officer and President, Senior Vice President and Chief Financial Officer, and Regional Presidents. Under these agreements, the Company granted the Chief Executive Officer 20,000 shares and each remaining Named Executive Officer 10,000 shares of the Company’s Common Stock, all of which shares are restricted and subject to forfeiture if the individual ceases to be employed by the Company prior to the third anniversary of the date of grant. The forfeiture provisions lapse on the third anniversary of the date of the grant if the trading price of the Common Stock has exceeded the trading price on the date of the grant for 20 consecutive days. In addition, the forfeiture provisions will lapse upon a change in control (as defined in the restricted stock agreements).

CERTAIN TRANSACTIONS

Related Party Matters

      The Company has entered into certain real property leases as lessee with respect to which stockholders of the Company, or their affiliates, are the lessors. The Company believes that the monthly rent and other terms of each of these leases are not less favorable to the Company than could be obtained from unaffiliated parties for comparable properties in the respective geographic areas. The Company currently leases two properties with respect to which Mr. Shearer is the lessor. The properties are located in York and Whitehall, Pennsylvania. Total annual rent under the terms of both leases was $414,015. The Company believes that the annual rent and other terms of these leases are not less favorable to the Company than could be obtained from unaffiliated parties for comparable properties in the York and Whitehall, Pennsylvania areas. Mr. Shearer is the President and Chief Executive Officer and a director of the Company.

      The Company also leased property in Reading, Pennsylvania, which expired in 2003, from a trust of which Andrew B. Shearer and his father, mother, sisters, and deceased brother’s estate are the beneficiaries and leases properties in St. Louis and Springfield, Missouri from a company in which Mr. Sachs, Jr., a director of the Company, has a 15% ownership interest. Although the Company is not required to disclose these transactions because they total less than $60,000 per year, they are disclosed because Messrs. Shearer and Sachs are directors of the Company, and Mr. Shearer is also the President and Chief Executive Officer and a principal stockholder of the Company.

Policy Respecting Related Party Transactions

      The Board of Directors’ policy is that any transactions between the Company and any of its officers, directors, or principal stockholders or affiliates must be on terms no less favorable than those that could be obtained from unaffiliated parties in comparable situations and must be approved by a majority of the disinterested members of the Board of Directors. The Audit Committee of the Board of Directors is responsible for reviewing all related party transactions on a continuing basis and all potential conflict of interest situations where appropriate.

Compensation Committee Interlocks And Insider Participation

      Messrs. Barth, Fenoglio, Parr, and Seigel served as members of the Company’s Compensation Committee throughout the 2003 fiscal year. Mr. Seigel is the non-executive Chairman of the Board of the Company, and he served as President and Acting Chief Executive Officer of the Company from March 1999 to November 1999. None of the other members of the Committee is an officer or former officer of the Company.

      None of the executive officers of the Company served as either (1) a member of the Compensation Committee or (2) a director of any entity of which any member of the Compensation Committee is an executive officer. In addition, none of the executive officers of the Company served as a member of the compensation committee of any entity of which any member of the Board of Directors is an executive officer.

REPORT OF COMPENSATION COMMITTEE

      This report documents the components of the Company’s compensation programs for its executive officers and sets forth the factors used to determine fiscal 2003 compensation with respect to the Chief Executive Officer and other Named Executive Officers of the Company. All fiscal 2003 compensation decisions with respect to base salaries, annual incentive compensation, restricted stock grants, and benefits were made by the Compensation Committee (the “Committee”).

Overall Executive Compensation Philosophy

      The Committee seeks to develop programs and policies for the compensation of the Company’s executive officers that will link the compensation of executive officers to the financial performance of the Company. Specifically, the Committee has tied the level of the Company’s executive compensation to improvement in the Company’s economic profit. Economic profit is defined as after tax operating income less the appropriate charge for capital employed to produce that income (commonly referred to as a cost of capital). The Committee intends that such a link will align the financial interests of the Company with that of its stockholders because it encourages executives to optimally direct the resources of the Company to earn a return in excess of the return required by the Company’s investors. The Committee accomplished this through the following means:

•	For its corporate and regional officers, a “pay-for-performance” orientation, with respect to compensation other than base salary, based upon the Company’s performance;

•	Reasonably competitive base salaries are based on base salaries payable to corporate officers of certain surveyed corporations of similar size who have the job content and/or responsibilities comparable to those of the Company’s executive officers;

•	Potentially significant annual incentive bonus opportunities under the Company’s economic profit based Management Incentive Program;

•	The issuance of restricted shares of stock and stock options; and

•	Customary benefits.

      The Committee’s formulation of the Company’s compensation programs and policies for executive officers is monitored and reviewed on an ongoing basis in order for the Committee to determine the appropriateness of the compensation paid to each of the executive officers of the Company from time to time in light of the Company’s compensation philosophy and developments in the Company’s industry and in general. While promoting initiative and providing incentives for superior performance by executives on behalf of the Company for the benefit of its stockholders, the Committee also seeks to assure that the Company is able to compete for and retain talented personnel who will lead the Company in achieving levels of financial performance that will enhance stockholder value over the long-term as well as the short-term.

      The factors and criteria for the determination of the fiscal 2003 compensation of the Chief Executive Officer were the same as those discussed below with respect to all executive officers. Further information regarding these components is included below as well as in the tables in the Executive Compensation and Equity Compensation Awards sections.

Base Salaries

      The Company has established the current base salaries of its executive officers without reference to specific Company performance criteria. The Committee reexamines this range of compensation from time to time through a survey of compensation practices by independent compensation consultants across a broad cross-section of U.S. industrial corporations. The survey sample does not necessarily include those companies in the peer groups included in the performance graph on page 13 due to the differing size, management responsibilities, and organizational structure of those companies relative to IDG. Our consistent practice is to maintain the base salaries of executive officers at reasonably competitive levels based on base salaries payable to corporate officers of certain surveyed industrial corporations who have the job content and/or responsibilities comparable to those of the Company’s executive officers. The base salaries for the executive officers, including the Chief Executive Officer, during 2003 were established and approved by the Committee. The Committee reviews salaries of the Company’s executive officers on an annual basis.

Annual Incentive Compensation

Management Incentive Program

      The Company provides annual incentive compensation to all executive officers of the Company through its Management Incentive Program (the “MIP”), which is reviewed and reassessed annually. The MIP is designed to offer compensation opportunities that are tied directly to the Company’s performance. In addition, the MIP is designed to foster significant equity ownership in the Company by the executive officers. MIP bonuses earned during the year are paid in the following year.

      In 2004, participants in the MIP earn a percentage of the improvement in economic profit as compared to the prior year. Each participant is paid 75% of the amount earned for the current year in the following year. The remainder is banked and is subject to forfeiture in future years. If the remainder is not forfeited, 75% of the remainder will be paid each year going forward. This plan was adopted by the Committee in February 2004.

      In 2003, regional presidents earned incentive bonuses under the MIP based upon the improvement in economic profit for the region as compared to the prior year. For corporate officers, incentive bonuses earned in 2003 were calculated under the MIP based on the level of earnings per share attained. All incentive bonuses earned in 2003 were expensed in the 2003 financial statements but paid in 2004.

Stock Incentive Plan

      The Committee administers the Stock Incentive Plan. Under the Stock Incentive Plan, the Company is authorized to grant a variety of awards such as restricted shares, stock options, and stock appreciation rights. The Company is permitted to issue stock options that are qualified as incentive stock options under the Internal Revenue Code (the “IRC”), options that are not so qualified, direct awards of shares of stock, stock appreciation rights, and other forms of awards that use (or are based on) shares of Common Stock.

      While the Committee has the flexibility to grant below-market options, its policy has been to grant options at fair market value, vesting over a period of several years, in order to better align the personal interests of optionees with those of the stockholders of the Company. In general, it is the practice of the

Committee to consider issuing awards under the plan only when participants in the MIP are entitled to receive an annual incentive bonus. In other words, grants under the plan generally are considered only in years when the Company achieves certain performance targets including economic profit. It is the current intention of the Committee to continue this practice although it is not required by the terms of the plan. To date, the Committee has issued both incentive stock options and non-qualified stock options under the Stock Incentive Plan.

Stock Election and Matching Grant

      In order to encourage significant equity ownership in the Company by its executive officers, the MIP provides that participants may voluntarily elect to use up to 40% of their annual incentive bonus to purchase Company common stock on the open market. The participant must hold purchased shares for one year. For each share of Company common stock purchased through the open market, the participant will receive a grant for one share of restricted stock granted under the Stock Incentive Plan, which will vest on the third anniversary of the date of grant. In 2003, executive officers were eligible to receive grants of restricted stock pursuant to the terms of the stock election and matching grant component of the MIP.

Benefits

      Executives are also eligible to participate in the Company’s regular employee benefit programs, including a 401(k) retirement savings plan, group medical and dental coverage, group life insurance, group long-term disability insurance, and other group benefit plans. In addition, executives receive supplemental disability benefits. Substantially all decisions with respect to such benefits are made on a group basis, and no individual decisions were made with respect to the executive officers during fiscal 2003.

Compensation of CEO

      The Committee last reviewed Mr. Shearer’s salary in February 2004 and made an adjustment in his compensation effective January 1, 2004. At that time, Mr. Shearer’s annual salary was increased to $300,000 from $250,000. Mr. Shearer is eligible for an annual incentive pursuant to the terms of the MIP and eligible for the stock election and matching grant pursuant to the terms of the MIP. In connection with his appointment as President and Chief Executive Officer in August 2001, Mr. Shearer also received options to purchase 100,000 shares of Common Stock that vest in equal increments of 33 1/3% on each of the first three anniversaries of the date of grant. In 2002, Mr. Shearer received 20,000 shares of restricted stock, which vest on the third anniversary of the date of grant. The Committee believes that the compensation terms of Mr. Shearer’s employment are consistent with the fundamental elements that comprise the Company’s executive compensation philosophy. The Committee believes that the base salary for Mr. Shearer is competitive within the Company’s industry, and the opportunities for value from the stock options are tied to increases in the price levels of the Company’s Common Stock and thus to enhanced value to the Company’s stockholders. Mr. Shearer is also eligible to participate in employee benefit plans as generally made available to senior management of the Company, including the Stock Incentive Plan and the MIP.

      This report is respectfully submitted by the Compensation Committee of the Board of Directors.

David K. Barth, Chairman — William R. Fenoglio — William T. Parr — Richard M. Seigel

REPORT OF AUDIT COMMITTEE

      The Audit Committee is comprised of four independent members according to current listing standards of the NYSE. The Audit Committee acts under a written charter adopted and approved by the Board of Directors in August 2000 and amended in February 2003. A copy of the charter as amended is attached as Annex B to the proxy statement of which this report is a part.

      The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as independent auditors. In addition, the Audit Committee is responsible for recommending to the Board of Directors that the financial statements be included in the Annual Report to stockholders.

      In keeping with its responsibilities, the Audit Committee met and reviewed each quarterly report that the Company filed in 2003 and discussed each report with Ernst & Young LLP, the Company’s independent auditors. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with management, and has discussed with Ernst & Young LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with Ernst & Young LLP its independence from the Company.

      Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Audit Committee Charter, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

      This report is respectfully submitted by the Audit Committee of the Board of Directors.

William R. Fenoglio, Chairman — David K. Barth — William T. Parr — Richard M. Seigel

STOCK PERFORMANCE GRAPH

      Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return of the Company’s Common Stock against the cumulative total return of the Russell 2000 Index and the Media General SIC Code 508 — machinery, equipment and supplies — Index for the period commencing on December 31, 1998 and ending on December 31, 2003.

Assumes $100 Invested on December 31, 1998

	1998	1999	2000	2001	2002	2003

Industrial Distribution Group	100.00	42.62	22.95	19.67	40.39	72.92
SIC Code Index	100.00	85.64	101.72	83.67	86.23	110.41
Russell 2000 Index	100.00	119.59	114.43	115.60	90.65	131.78

INDEPENDENT AUDITORS

      The Board of Directors, upon recommendation of the Audit Committee, appoints each year the firm that will serve as the Company’s independent auditors. The Board has appointed Ernst & Young LLP to serve as such independent auditors for the current fiscal year. Such appointment is not subject to ratification or other vote by the stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Audit Fees

      Ernst & Young LLP billed the Company aggregate fees of $311,100 and $296,685, respectively, for professional services rendered for the audit of financial statements for fiscal years 2003 and 2002 and the reviews of financial statements included in Forms 10-Q filed during fiscal years 2003 and 2002.

Audit-Related Fees

      Ernst and Young LLP billed the Company aggregate fees of $13,250 and $12,500, respectively, for professional services rendered related to the audit of the Company’s 401(k) plan during fiscal years 2003 and 2002.

Tax Fees

      The aggregate fees billed by Ernst & Young LLP during the fiscal years 2003 and 2002 for professional services rendered for tax compliance, tax advice and tax planning for the Company were $387,412 ($332,412 for tax compliance and $55,000 for tax advice and tax planning) and $336,334 (all services billed for tax compliance), respectively.

All Other Fees

      Ernst & Young LLP billed the Company aggregate fees of $1,605 and $1,500, respectively, for products and services provided to the Company not otherwise included in the categories above during fiscal years 2003 and 2002.

Approval of Audit and Non-Audit Services

      The Audit Committee pre-approves all audit and non-audit services performed by the Company’s independent auditor. The Audit Committee specifically approves the annual audit services engagement and has generally approved the provision of certain tax services by Ernst & Young. Certain non-audit services that are permitted under the federal securities laws may be approved from time to time by the Audit Committee. The Audit Committee is authorized to delegate one or more of its members pre-approval authority with respect to permitted services.

STOCKHOLDERS’ PROPOSALS FOR 2005 ANNUAL MEETING

      Any stockholder who wishes to present a proposal appropriate for consideration at the Company’s 2005 annual meeting of stockholders must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement no later than November 30, 2004 for the proposal to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such annual meeting.

OTHER MATTERS

      All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the materials enclosed herewith and soliciting proxies will be paid by the Company. It is estimated that such costs will be nominal. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for expenses reasonably incurred by them in sending proxy materials to beneficial owners of stock.

The solicitation of proxies will be conducted primarily by mail but may include telephone, telegraph, or oral communications by directors, officers, or regular employees of the Company, acting without special compensation.

      The Board of Directors is aware of no other matters, except for those incidental to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any postponement, adjournment, or adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

      Stockholders are urged to fill in, date, and sign the accompanying form of proxy and return it to the Company as soon as possible.

BY ORDER OF THE BOARD OF DIRECTORS,

Jack P. Healey
Secretary

ANNEX A

CORPORATE GOVERNANCE GUIDELINE ON DIRECTOR INDEPENDENCE

      It is the policy of the Board of Directors that a substantial majority of Directors be independent of the Company and of the Company’s management. For a Director to be deemed “independent,” the Board shall affirmatively determine that the Director has no material relationship with the Company or its affiliates or any member of the senior management of the Company or his or her affiliates. This determination shall be disclosed in the proxy statement for each annual meeting of the Company’s stockholders. In making this determination, the Board shall apply the following standards:

•	A Director who is an employee, or whose immediate family member is an executive officer, of the Company may not be deemed independent until three years after the end of such employment relationship. Employment as an interim Chairman or Chief Executive Officer will not disqualify a Director from being considered independent following that employment.

•	A Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), may not be deemed independent until three years after he or she ceases to receive more than $100,000 in compensation. Compensation received by a Director for former service as an interim Chairman or Chief Executive Officer and compensation received by an immediate family member for service as a non-executive employee of the Company will not be considered in determining independence under this test.

•	A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company may not be deemed independent until three years after the end of the affiliation or the employment or auditing relationship.

•	A Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s current executive officers serve on that company’s compensation committee may not be deemed independent until three years after the end of such service or the employment relationship.

•	A Director who is an executive officer, general partner or employee, or whose immediate family member is an executive officer or general partner, of an entity that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other entity’s consolidated gross revenues, may not be deemed independent until three years after falling below that threshold.

For purposes of these Guidelines, the terms:

•	“affiliate” means any consolidated subsidiary of the Company and any other Company or entity that controls, is controlled by or is under common control with the Company, as evidenced by the power to elect a majority of the board of directors or comparable governing body of such entity; and

•	“immediate family” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.

      The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director’s business and other relationships with the Company and its affiliates and with senior management and their affiliates to enable the Board to evaluate the Director’s independence.

A-1

      Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand Directors or members of their immediate family, and, on the other hand, the Company and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to the approval requirement set forth in the following provision.

A-2

ANNEX B

INDUSTRIAL DISTRIBUTION GROUP, INC.

AUDIT COMMITTEE CHARTER
FEBRUARY 25, 2004

I. Purpose

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities by:

•	Serving as an independent and objective party to monitor the Company’s financial statements, financial reporting process and internal control system.

•	Reviewing and appraising the Company’s outside auditors and internal financial management.

•	Providing an open avenue of communication among the Company’s outside auditors, management, including internal financial management, and the Board.

•	Reviewing the Company’s compliance with legal and regulatory requirements.

      The Audit Committee will further carry out its purpose by engaging in the activities enumerated in Section IV of this Charter.

II.	Membership Requirements

      Members of the Audit Committee shall meet the following qualifications, or such other qualifications as may be imposed from time to time by the Board, by law or by the listing requirements of any stock exchange or automated quotation system upon which a security of the Company may be traded or quoted. Each Committee member shall also meet the requirements of the Company’s Corporate Governance Guidelines. Committee members may receive no compensation from the Company other than director’s fees.

      (A) Independence

      The Audit Committee shall be comprised of three or more directors as determined by the Board. Except as provided below, all members of the Audit Committee shall be free of any relationship to the Company that may interfere with the exercise their independence from management and the Company.

      In addition to the general requirement of independence described above, the following restrictions shall apply to the members of the Audit Committee:

(1) Employees. A director who is an employee (including a non-employee executive officer) of the Company or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment.

(2) Business Relationship. A director (a) who is a partner, controlling stockholder, or executive officer of an organization that has a business relationship with the Company, or (b) who has a direct business relationship with the Company may serve on the Audit Committee only if the Board determines in its business judgment that the relationship does not interfere with the director’s exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board will consider, among other things, the materiality of the relationship to the Company, to the director, and, if applicable, to the organization with which the director is affiliated.

A “business relationship” can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the Company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Audit Committee without the above-referenced Board determination after three years following the termination of, as applicable, either (x) the relationship between the organization with which the director is affiliated and the Company, (y) the relationship between the director and his or her partnership status, stockholder interest or executive officer position or (z) the direct business relationship between the director and the Company.

(3) Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the Company’s executives serves on that corporation’s compensation committee may not serve on the Audit Committee.

(4) Immediate Family. A director who is a spouse, parent, child, sibling, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law or who shares the home of an individual who is an executive officer of the Company or any of its affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

      Notwithstanding the preceding limitations, one director who is no longer an employee or who is an immediate family member of a former executive officer of the Company or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Board determines in its business judgment that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders. This exception shall not apply to persons disqualified for any other reason described above.

      (B) Financial Literacy

      Each member of the Audit Committee shall be financially literate, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and at least one member of the Audit Committee must be deemed as an “audit committee financial expert” in accordance with current SEC requirements.

      (C) Election, Removal and Replacement

      The members of the Audit Committee shall be elected by the Board. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair.

      In the event a director becomes disqualified from membership on the Audit Committee, such director shall be removed as soon as practicable from service on the Audit Committee by the Board. In the event the removal, resignation, retirement, death or other termination of a director from service on the Audit Committee results in the Audit Committee comprising less than three members, the Board shall elect a new qualified director to the Audit Committee as soon as practicable. If such election to the Audit Committee requires the election by the stockholders of the Company or the directors of new director to the Board, the Company and the Board may consult with any stock exchange or automated quotation system upon which a security of the Company may be traded or quoted.

III.	Meetings and Governance

      The Audit Committee shall meet at least annually in connection with the Company’s annual audit, or more frequently as circumstances dictate. In addition, the Audit Committee or its Chair shall meet to review the Company’s quarterly or other interim financial statements, as appropriate. Such meetings may be held in or out of the presence of the Company’s management, outside auditors or both, as appropriate.

      The Audit Committee shall meet alone with the CFO at least twice per year. The Audit Committee shall meet with the auditors, internal and external, alone at least twice per year.

      Other governance matters not addressed herein shall be governed by the Company’s articles of incorporation or bylaws.

IV.	Duties, Responsibilities and Activities

      To fulfill its purpose, the Audit Committee has the following duties and responsibilities and shall engage in the following activities:

      (A) Review of Charter and Financial Statements and Reports

      The Audit Committee shall review the Company’s financial statements, reports and other financial information, in conjunction with the Company’s internal financial management and outside auditors, as appropriate. Such review shall include candid discussions of the quality — not merely the acceptability — of the Company’s accounting principles as applied in its financial reporting. Reviews shall occur prior to dissemination of the statement, report or other document to a third party or the public. Without limitation, the Audit Committee shall review:

•	The financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to stock owners if distributed prior to the filing of the Form 10-K), including (a) their judgment about the quality, not just acceptability, of the Company’s accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the clarity of the disclosures in the financial statements; (c) the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, including critical accounting policies; and (d) any certification, report, opinion, or review rendered by the outside auditors.

•	The Committee shall review the interim financial statements, and the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. The Committee will discuss the Company’s policies and procedures with respect to earnings releases, financial information and earnings guidance provided to analysts and rating agencies. The Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

•	This Charter on an annual basis, or more frequently as circumstances dictate.

•	As circumstances dictate and as deemed necessary or advisable from time to time, any material internal financial reports to management prepared by internal financial management.

As circumstances dictate and as deemed necessary or advisable from time to time, any financial statements and any reports or other financial information, including any certification, report, opinion, or review by accountants, of the Company’s franchisees.

      (B) Relationship with Outside Auditors

      The Audit Committee’s and the Board’s relationship with the Company’s outside auditors shall be governed by the following principles:

•	The Company’s outside auditors are ultimately accountable to the Audit Committee and the Board.

•	The Audit Committee and the Board are ultimately responsible for selecting, evaluating and, where appropriate, replacing the Company’s outside auditors.

•	The Audit Committee is responsible for ensuring receipt from the outside auditors of a formal written statement delineating all relationships between the outside auditors and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The Audit Committee is further responsible for taking, or recommending that the Board take, appropriate action in response to the outside auditors’ report to satisfy itself of the outside auditors’ independence.

•	The Committee shall establish policies and procedures for the engagement of the independent auditors to provide permissible non-audit services, which shall include pre-approval of permissible non-audit services to be provided by the independent auditors. The Committee shall approve in advance all permissible non-audit services to be provided by the independent auditors.

•	The Committee must obtain and review at least annually a formal written report from the independent auditor delineating: the auditing firm’s internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm’s internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The committee will also review steps taken by the auditing firm to address any findings in any of the foregoing reviews.

      (C) Relationship with Company and Internal Financial Management

      The Audit Committee’s and the Board’s relationship with the Company’s management, including its internal financial management, shall governed by the following principles:

•	The Audit Committee is responsible for reviewing the integrity of the Company’s financial reporting process, both internal and external.

•	The Audit Committee is responsible for reviewing the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	The Audit Committee is responsible for considering and approving, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the outside auditors or management, including internal financial management.

•	The Committee will review and discuss with management, the internal auditors, and the independent auditors the Company’s internal controls (with particular emphasis on the scope and performance of the internal audit function), and review and discuss with the internal auditors the results of the internal audit program. The Committee will review and discuss the Company’s disclosure controls and procedures, and the quarterly assessments of such controls and procedures by the Chief Executive Officer and Chief Financial Officer.

      (D) Audit Committee Report

      The Audit Committee shall prepare an Audit Committee Report annually in connection with the Company’s annual audit. The Report shall address such matters as deemed appropriate by the Audit Committee, but shall state whether the Audit Committee:

•	Reviewed and discussed the Company’s audited financial statements with management.

•	Discussed with the outside auditors such qualitative matters concerning the Company’s accounting principles as applied in its financial reporting as are appropriate.

•	Received from the outside auditors a formal written statement delineating all relationships between the outside auditors and the Company.

•	Recommends to the Board that the Company’s audited financial statements be included in the Company’s public filings or other publicly available reports.

The names of the members of the Audit Committee shall appear at the end of the Report.

      (E) Other Activities

•	The Committee will establish procedures for handling complaints regarding accounting, internal accounting controls, and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

•	The Committee will review and discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs, including the Company’s Code of Business Ethics.

•	The Committee shall set clear hiring policies with regard to employees and former employees of the independent auditors.

•	The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

•	The Committee shall annually review its own performance.

•	The Committee will establish procedures that address forfeiture of bonuses and profits for the CEO and the CFO in case of financial information restatements due to material noncompliance as a result of misconduct.

•	The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it deems appropriate to assist the Committee in the performance of its functions.

•	The Committee will review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of the company. This should include regular reviews of the compliance processes in general. In connection with these reviews, the committee will meet, as deemed appropriate, with the general counsel and other Company officers or employees.

•	The Committee shall discuss guidelines and policies to govern the process by which risk assessment and risk management is undertaken. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

The Audit Committee may perform such activities from time to time, as the Board deems appropriate. Without limitation, such activities may be assigned to the Audit Committee because of the independence of its members.

COMMON STOCK

OF INDUSTRIAL DISTRIBUTION GROUP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF

DIRECTORS FOR THE APRIL 28, 2004
ANNUAL MEETING OF STOCKHOLDERS.

      The undersigned hereby appoints Andrew B. Shearer and Jack P. Healey, and each of them, the proxy of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Stockholders of INDUSTRIAL DISTRIBUTION GROUP, INC. (the “Company”) to be held on April 28, 2004, and any adjournment or postponement thereof.

1.	Election of directors to serve in Class III (Term Expiring 2007)

Richard M. Seigel and Andrew B. Shearer

☐	FOR all nominees for director listed above (except as marked to the contrary).

☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

☐	WITHHOLD AUTHORITY to vote for an individual nominee. Write name(s) below.

2.	In accordance with their best judgment with respect to any other matters that may properly come before the meeting.

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY AND ACCOMPANYING PROXY STATEMENT AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

Please sign this Proxy exactly as name appears on the Proxy.

Note: When signing as attorney, trustee, administrator, or guardian, please give your title as such. In the case of joint tenants, each joint owner must sign.

Date:                  , 2004